Hospice Revenue Recognition	12 Months Ended
Dec. 31, 2017
Hospice Revenue Recognition [Abstract]
Hospice Revenue Recognition

2.Hospice Revenue Recognition

Approximately 97% of VITAS’revenue in 2017 was from Medicare and Medicaid.  The remaining revenue was from commercial insurance carriers and individual self-payers.

MEDICARE AND MEDICAID REVENUE

Gross revenue is recorded on an accrual basis based on the date of service at amounts equal to the established payment rates.  Medicare establishes the payment rates yearly which are consistent among all providers in the hospice industry.  The payment rates are daily or hourly rates for each of the four levels of care we provide.  The four levels of care are routine home care, general inpatient care, continuous home care and respite care.  Routine home care accounts for 81.2%,  78.9% and 77.6% of our total net revenue for the years ending December 31, 2017, 2016 and 2015.

VITAS is subject to certain limitations on Medicare payments for services.  Specifically, if the number of inpatient care days any hospice program provides to Medicare beneficiaries exceeds 20% of the total days of hospice care such program provided to all Medicare patients for an annual period beginning September 28, the days in excess of the 20% figure may be reimbursed only at the routine homecare rate.  None of VITAS’ hospice programs exceeded the payment limits on inpatient services in 2017, 2016 or 2015.

VITAS is also subject to a Medicare annual per-beneficiary cap (“Medicare cap”).  Compliance with the Medicare cap is measured in one of two ways based on a provider election.  The “streamlined” method compares total Medicare payments received under a Medicare provider number with respect to services provided to all Medicare hospice care beneficiaries in the program or programs covered by that Medicare provider number between November 1 of each year and October 31 of the following year with the product of the per-beneficiary cap amount and the number of Medicare beneficiaries electing hospice care for the first time from that hospice program or programs from September 28 through September 27 of the following year.

The “proportional” method compares the total Medicare payments received under a Medicare provider number with respect to services provided to all Medicare hospice care beneficiaries in the program or programs covered by the Medicare provider number between September 28 and September 27 of the following year with the product of the per beneficiary cap amount and a pro-rated number of Medicare beneficiaries receiving hospice services from that program during the same period.  The pro-rated number of Medicare beneficiaries is calculated based on the ratio of days the beneficiary received hospice services during the measurement period to the total number of days the beneficiary received hospice services.  We have one program as of December 31, 2017 using the “proportional” method.

We actively monitor each of our hospice programs, by provider number, as to their specific admission, discharge rate and median length of stay data in an attempt to determine whether revenues are likely to exceed the annual per-beneficiary Medicare cap.  Should we determine that revenues for a program are likely to exceed the Medicare cap based on projected trends, we attempt to institute corrective actions, which include changes to the patient mix and increased patient admissions.  However, should we project our corrective action will not prevent that program from exceeding its Medicare cap, we estimate the amount of revenue recognized during the period that will require repayment to the Federal government under the Medicare cap and record the amount as a reduction to service revenue.

In 2013, the U.S. government implemented automatic budget reductions of 2.0% for all government payees, including hospice benefits paid under the Medicare program.  In 2015, CMS determined that the Medicare cap should be calculated “as if” sequestration did not occur.  As a result of this decision, VITAS has received notification from our third party intermediary that an additional $2.6 million is owed for Medicare cap in three programs arising during the 2013, 2014 and 2015 measurement periods.  The amounts are automatically deducted from our semi-monthly PIP payments.  We do not believe that CMS is authorized under the sequestration authority or the statutory methodology for establishing the Medicare cap to the amounts they have withheld and intend to withhold under their current “as if” methodology.   We have appealed CMS’s methodology change with the appropriate regulatory appeal board. We have recorded a reserve of $ 2.1 million at December 31, 2017 to cover a portion of the related accounts receivable.

During the year ended December 31, 2017, we recorded $2.4 million in Medicare cap revenue reduction related to two program’s projected 2018 measurement period liability and $247,000 for two programs cap liability for the 2013, 2014 and 2015 measurement period of which $105,000 relates to the sequestration issue described above.

During the year ended December 31, 2016, we recorded $228,000 in Medicare cap revenue reduction related to one program’s projected 2015 measurement period liability.  This revenue reduction was related to the CMS’s methodology change described above.  During the year ended December 31, 2015 we recorded a $165,000 Medicare cap reversal of amounts recorded in the fourth quarter of 2014 for one program’s projected 2015 measurement period liability The net pretax expense/(income) was $2.7 million, $228,000, and ($165,000) for fiscal years 2017, 2016 and 2015, respectively.

Shown below is the Medicare cap liability activity for the years ended December 31, 2017 and 2016, (in thousands):

	2017	2016
Beginning Balance January 1,	$ 235	$ 1,165
2018 measurement period	2,435	-
Prior measurement periods	247	228
Payments	(482)	(1,158)
Ending Balance December 31,	$ 2,435	$ 235

REVENUE FROM OTHER PAYERS

Gross revenue is recorded on an accrual basis based on the date of service at amounts equal to our established rates with the applicable payer.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

 Payers may deny payment for services or require repayment of amounts that we previously received in whole or in part on the basis that such services are not eligible for coverage and do not qualify for reimbursement.  We estimate denials each period and make adequate provision in the financial statements.  The estimate of denials is based on historical trends and known circumstances and does not vary materially from period to period on an aggregate basis.  Accounts are written-off when we believe all reasonable collection efforts have been exhausted.

The allowance for doubtful accounts for VITAS comprises the following (in thousands):

	Medicare	Medicaid	Commercial	Other	Total
Beginning Balance January 1, 2015	$3,799	$5,999	$2,874	$(514)	$12,158
Bad debt provision	1,793	7,209	3,938	664	13,604
Write-offs	(3,382)	(6,595)	(4,331)	(209)	(14,517)
Other/Contractual adjustments	752	65	791	(113)	1,495
Ending Balance December 31, 2016	2,962	6,678	3,272	(172)	12,740
Bad debt provision	3,015	5,618	3,789	686	13,108
Write-offs	(2,431)	(7,031)	(4,202)	-	(13,664)
Other/Contractual adjustments	498	111	740	-	1,349
Ending Balance December 31, 2017	$4,044	$5,376	$3,599	$514	$13,533